Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2022
Business Combination and Dispositions [Abstract]
Acquisitions and Dispositions
Note 15 - Acquisitions and Dispositions
Acquisitions
In August 2021, the Company, through its subsidiaries, led principally by Centuri, completed the acquisition of Drum, including its primary subsidiary, Riggs Distler. Additionally, in December 2021, the Company completed the acquisition of the MountainWest entities. During the year ended December 31, 2022, MountainWest recorded measurement period adjustments of $28.2 million, primarily due to a final post-closing payment; as a result, goodwill was reduced by that amount. The purchase accounting for both acquisitions was finalized in 2022. The following unaudited pro forma financial information reflects the consolidated results of operations of the Company assuming the Riggs Distler and MountainWest acquisitions had taken place on January 1, 2020. The most significant pro forma adjustments relate to: (i) reflecting approximately $48.7 million in transaction costs in the year ended December 31, 2020, and excluding such costs from the year ended December 31, 2021, and (ii) reflecting incremental interest expense of $48.4 million in 2021, and approximately $52.1 million in the comparable 2020 period. The pro forma financial information has been prepared for comparative purposes only, and is not intended to be indicative of what the Company’s results would have been had the acquisition occurred at the beginning of the periods presented or of what results may be in the future, for a number of reasons. The reasons include, but are not limited to, differences between the assumptions used to prepare the pro forma information, potential cost savings from operating efficiencies, nor the impact of incremental costs incurred in integrating the businesses.
Amounts below are in millions of dollars, except per share amounts.

	Unaudited
	Year Ended December 31,
	2021	2020
Total operating revenues	$4,236	$3,980
Net income attributable to Southwest Gas Holdings, Inc.	$278	$276
Basic earnings per share	$4.70	$4.93
Diluted earnings per share	$4.69	$4.93
Dispositions
In December 2022, the Company announced that the Board unanimously determined to take strategic actions to simplify the Company’s portfolio of businesses. These actions included entering into a definitive agreement to sell 100% of MountainWest in an all-cash transaction to Williams for $1.5 billion in total enterprise value, subject to certain adjustments. Additionally, the Company determined it will pursue a spin-off of Centuri to form a new independent publicly traded utility infrastructure services company. The MountainWest transaction closed on February 14, 2023. Upon close, the Company is expected to provide certain services to Williams under a transition services agreement for a brief period, generally not beyond six months. The Centuri spin-off is expected to be completed in the fourth quarter of 2023 or the first quarter of 2024 and to be tax free to the Company and its stockholders for U.S. federal income tax purposes. The separation will be subject to, among other things, finalizing the transaction structure, final approval by the Board, approval by the ACC, the receipt of a favorable IRS private letter ruling relating to the tax-free nature of the transaction, and the effectiveness of a registration statement that will be filed with the SEC.
As a result of entering into a definitive agreement to sell MountainWest and considering other factors, the Company determined that MountainWest met criteria to be characterized as held for sale as of December 31, 2022, and as a result, MountainWest’s assets and liabilities, excluding income tax related balances, have been presented as held for sale on the Company’s consolidated balance sheet. The MountainWest sale did not meet the criteria for reporting discontinued operations as the sale did not represent a strategic shift that would have a major effect on the Company’s operations or financial results. Company management considered the estimated proceeds, which were below the carrying value of the disposal group, and determined that the loss on disposal was attributable to goodwill, resulting in an impairment loss of $449.6 million. The goodwill impairment loss is reported in Goodwill impairment and cost to sell on the Company’s Consolidated Statement of Income for the year ended December 31, 2022. The Company believes that the sale price of $1.5 billion, as adjusted for indebtedness and other estimated adjustments per the purchase and sale agreement, provided a reasonable indication of the fair value of MountainWest as it represents an exit price in an orderly transaction between market participants. While the fair value was estimated based on the closing statement from the sale of MountainWest, it is subject to certain adjustments, including a post-closing payment related to final working capital balances. The amount of such post-closing payment is not determinable at this time. The Company estimated the working capital balances as of February 14, 2023; however, these amounts are subject to change and could result in additional losses in the second quarter of 2023 when working capital is finalized. The Company recorded an additional loss of approximately $5.8 million, attributable to estimated selling costs, which is also included in Goodwill impairment and cost to sell on the Company’s Consolidated Statement of Income for the year ended December 31, 2022.
The carrying amounts of major classes of assets and liabilities relating to MountainWest, all of which are classified as current and reported as held for sale in the Company’s Consolidated Balance Sheets, are as follows:

(Thousands of dollars)
Regulated operations plant, net of accumulated depreciation of $907 million	$957,729
Other property and investments	49,546
Other current assets (1)	188,629
Goodwill, net of accumulated impairment of $449.6 million	508,395
Deferred charges and other assets (2)	39,050
Total assets	1,743,349
Less: cost to sell	5,819
Total current assets, held for sale	$1,737,530

Other current liabilities (3)	$55,188
Long-term debt	448,862
Other deferred credits and liabilities (3)	140,195
Total current liabilities, held for sale	$644,245
(1) Includes cash and cash equivalents of $23.8 million, regulatory assets of $2.2 million, and “in-kind” system gas imbalance of $116.6 million due to a significant increase in natural gas prices in December 2022.
(2) Includes regulatory assets of $30.1 million.
(3) Includes $18.9 million of regulatory liabilities included in Other current liabilities, and $139 million of regulatory liabilities included in Other deferred credits and liabilities (including $60.2 million related to regulatory excess deferred/other taxes and gross-up and $58.8 million of accumulated removal costs).
The pretax loss for MountainWest for the year ended December 31, 2022 was $373 million, due to the goodwill impairment recognized.
On September 22, 2022, the FERC issued an order initiating an investigation, pursuant to section 5 of the Natural Gas Act, to determine whether rates currently charged by MountainWest Overthrust Pipeline, LLC, a subsidiary of MountainWest, are just and reasonable and setting the matter for hearing (the “Section 5 Rate Case”). Unless earlier settled by the parties, a hearing on the matter is to commence on August 1, 2023 with an initial decision from the presiding administrative law judge due by November 14, 2023. Under the terms of the MountainWest Purchase Agreement, the Company is obligated, for a period of four years following the closing of the sale of MountainWest, to indemnify Williams and MountainWest for any damages and liabilities resulting from the Section 5 Rate Case, including any reduction to the current applicable rate, up to a cap of $75 million. Williams has agreed that it will not enter into any settlement of the Section 5 Rate Case that will result in any damages being paid by the Company under such indemnity without the prior written consent of the Company (which consent shall not be unreasonably withheld). The range of loss, if any, that could result from this matter cannot currently be estimated.